UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 25, 2023
(Date of earliest event reported)

BBCMS Mortgage Trust 2023-C19
(Central Index Key Number 0001966434)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation
(Central Index Key Number 0001755531)
(Exact name of sponsor as specified in its charter)

Argentic Real Estate Finance LLC
(Central Index Key Number 0001624053)
(Exact name of sponsor as specified in its charter)

Argentic Real Estate Finance 2 LLC
(Central Index Key Number 0001968416)
(Exact name of sponsor as specified in its charter)

German American Capital Corporation
(Central Index Key Number 0001541294)
(Exact name of sponsor as specified in its charter)

Bank of Montreal
(Central Index Key Number 0000927971)
(Exact name of sponsor as specified in its charter)

LMF Commercial, LLC
(Central Index Key Number 0001592182)
(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC
(Central Index Key Number 0001548405)
(Exact name of sponsor as specified in its charter)

KeyBank National Association
(Central Index Key Number 0001089877)
(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-257737-07	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code      (212) 412-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 27, 2023 (the “Closing Date”), Barclays Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance of the BBCMS Mortgage Trust 2023-C19, Commercial Mortgage Pass-Through Certificates, Series 2023-C19 (the “Certificates”), pursuant to a pooling and servicing agreement, dated and effective as of April 1, 2023 (the “Pooling and Servicing Agreement”), among Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, K-Star Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2023-C19 (the “Issuing Entity”), a common law trust formed on April 27, 2023 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 36 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”).

The Mortgage Loan secured by the mortgaged property identified as “Rialto Industrial” on Exhibit B to the Pooling and Servicing Agreement (the “Rialto Industrial Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Rialto Industrial Whole Loan”) that also includes six (6) additional pari passu promissory notes which are not assets of the Issuing Entity. Prior to May 25, 2023, the Rialto Industrial Whole Loan was being serviced and administered pursuant to the pooling and servicing agreement, dated and effective as of December 1, 2022 (the “BBCMS 2023-C18 Pooling and Servicing Agreement”), between Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The Mortgage Loan secured by the mortgaged property identified as “100 Jefferson Road” on Exhibit B to the Pooling and Servicing Agreement (the “100 Jefferson Road Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “100 Jefferson Road Whole Loan”) that also includes two (2) additional pari passu promissory notes which are not assets of the Issuing Entity. Prior to May 25, 2023, the 100 Jefferson Road Whole Loan was being serviced and administered pursuant to the pooling and servicing agreement, dated as of April 1, 2023 (the “BMARK 2023-B38 Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, Argentic Services Company LP, as Pacific Design Center special servicer, Computershare Trust Company, N.A., as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The Mortgage Loan secured by the mortgaged property identified as “Green Acres” on Exhibit B to the Pooling and Servicing Agreement (the “Green Acres Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Green Acres Whole Loan”) that also includes seventeen (17) additional pari passu promissory notes which are not assets of the Issuing Entity. Prior to May 25, 2023, the Green Acres Whole Loan was being serviced and administered pursuant to the pooling and servicing agreement, dated as of February 1, 2023 (the “BMO 2023-C4 Pooling and Servicing Agreement”), among BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee.

As of May 25, 2023, each of the Rialto Industrial Whole Loan and the 100 Jefferson Road Whole Loan are being serviced and administered pursuant to a pooling and servicing agreement, dated as of May 1, 2023 (the “MSWF 2023-1 Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the MSWF 2023-1 securitization transaction into which the related controlling companion loan is deposited.

As of May 25, 2023, the Green Acres Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of May 1, 2023 (the “BMARK 2023-V2 Pooling and Servicing Agreement”), among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee.

The servicing terms of (i) the MSWF 2023-1 Pooling and Servicing Agreement applicable to the servicing of the Rialto Industrial Mortgage Loan and the 100 Jefferson Road Mortgage Loan and (ii) the BMARK 2023-V2 Pooling and Servicing Agreement applicable to the servicing of the Green Acres Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, but will differ in certain respects, as described under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on April 27, 2023; provided that under the MSWF 2023-1 Pooling and Servicing Agreement, the workout fee and liquidation fee payable to the special servicer are not subject to a cap. The MSWF 2023-1 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1 and the BMARK 2023-V2 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2.

Item 8.01.	Other Events.

Argentic Services Company LP acts as the special servicer under the MSWF 2023-1 Pooling and Servicing Agreement and in such capacity will be responsible for the servicing and administration of the Rialto Industrial Whole Loan should it become a “specially serviced loan” or “REO property” pursuant to the MSWF 2023-1 Pooling and Servicing Agreement. Argentic Services Company LP is an affiliate of (i) Argentic Real Estate Finance LLC, a mortgage loan seller, sponsor, and originator with respect to the BBCMS 2022-C18 transaction and (ii) Argentic Real Estate Finance 2 LLC, a mortgage loan seller, sponsor, and originator with respect to the BBCMS 2022-C18 transaction. See “Transaction Parties—The Affiliated Special Servicers—Argentic Services Company LP” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on April 27, 2023.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of May 1, 2023, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Pooling and Servicing Agreement, dated and effective as of May 1, 2023, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 31, 2023	Barclays Commercial Mortgage
Securities LLC
(Registrant)

	By:	/s/ Daniel Vinson
		Name:	Daniel Vinson
		Title:	Chief Executive Office

BBCMS 2023-C19: FORM 8-K